Ford Motor Credit Company

Contact:	Media: Chris Solie 1-313-845-1746	Fixed Income Investment Community: Rob Moeller 1-313-621-0881
	csolie@ford.com	rmoeller@ford.com

FOR IMMEDIATE RELEASE

FORD MOTOR CREDIT EARNS $193 MILLION IN THE FIRST QUARTER*

DEARBORN, Mich., April 26, 2007 – Ford Motor Credit Company reported net income of $193 million in the first quarter of 2007, down $55 million from earnings of $248 million a year earlier.  On a pre-tax basis from continuing operations, Ford Motor Credit earned $294 million in the first quarter, compared with $382 million in the previous year.  The decrease in earnings was more than explained by higher borrowing costs and higher depreciation expense for leased vehicles.  The non-recurrence of losses related to market valuation adjustments from non-designated derivatives was a partial offset.

"Our first quarter results, which reflect costs associated with transforming our North American operations, are in line with our expectations," said Mike Bannister, chairman and CEO.

"By month's end, we will have integrated nearly half of our branch offices into our regional business centers, which are originating new contracts consistent with our non-integrated branches.  At the same time, our collection efforts within the regional business centers continue to perform well."

On March 31, 2007, Ford Motor Credit's on-balance sheet net receivables totaled $136 billion, compared with $135 billion at year-end 2006.  Managed receivables were $147 billion, compared with $148 billion on December 31.

On March 31, managed leverage was 11.2 to 1.

Ford Motor Credit Company is one of the world's largest automotive finance companies and has supported the sale of Ford products since 1959.  Ford Motor Credit is an indirect, wholly owned subsidiary of Ford Motor Company.  It provides automotive financing for Ford, Lincoln, Mercury, Aston Martin, Jaguar, Land Rover, Mazda and Volvo dealers and customers.  More information can be found at http://www.fordcredit.com and at Ford Motor Credit's investor center, http://www.fordcredit.com/investorcenter/.

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*	The financial results discussed herein are presented on a preliminary basis; final data will be included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.
# # #

FORD MOTOR CREDIT COMPANY AND SUBSIDIARIES
PRELIMINARY
CONSOLIDATED STATEMENT OF INCOME
For the Periods Ended March 31, 2007 and 2006
(in millions)

	First Quarter
	2007	2006
	(Unaudited)
Financing revenue
Operating leases	$1,495	$1,330
Retail	859	907
Interest supplements and other support costs earned from affiliated companies	1,067	776
Wholesale	540	599
Other	47	54
Total financing revenue	4,008	3,666
Depreciation on vehicles subject to operating leases	(1,475)	(1,181)
Interest expense	(2,149)	(1,793)
Net financing margin	384	692
Other revenue
Investment and other income related to sales of receivables	109	183
Insurance premiums earned, net	44	51
Other income	376	22
Total financing margin and other revenue	913	948
Expenses
Operating expenses	556	519
Provision for credit losses	46	5
Insurance expenses	17	42
Total expenses	619	566
Income from continuing operations before income taxes	294	382
Provision for income taxes	101	134
Income from continuing operations before minority interests	193	248
Minority interests in net income of subsidiaries	0	0
Net income	$193	$248

FORD MOTOR CREDIT COMPANY AND SUBSIDIARIES
PRELIMINARY
CONSOLIDATED BALANCE SHEET
(in millions)

	March 31, 2007	December 31, 2006
	(Unaudited)
ASSETS
Cash and cash equivalents	$9,938	$12,331
Marketable securities	5,677	10,161
Finance receivables, net	109,755	109,405
Net investment in operating leases	26,512	25,939
Retained interest in securitized assets	936	990
Notes and accounts receivable from affiliated companies	1,160	950
Derivative financial instruments	1,821	1,804
Other assets	5,845	5,752
Total assets	$161,644	$167,332

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Accounts payable
Customer deposits, dealer reserves and other	$1,503	$1,509
Affiliated companies	2,669	3,648
Total accounts payable	4,172	5,157
Debt	134,905	139,740
Deferred income taxes	6,298	6,783
Derivative financial instruments	323	296
Other liabilities and deferred income	4,014	3,588
Total liabilities	149,712	155,564

Minority interests in net assets of subsidiaries	3	3

Stockholder's equity
Capital stock, par value $100 a share, 250,000 shares authorized, issued and outstanding	25	25
Paid-in surplus (contributions by stockholder)	5,124	5,124
Accumulated other comprehensive income	847	825
Retained earnings	5,933	5,791
Total stockholder's equity	11,929	11,765
Total liabilities and stockholder's equity	$161,644	$167,332

FORD MOTOR CREDIT COMPANY AND SUBSIDIARIES
OPERATING HIGHLIGHTS*

	First Quarter
Financing Shares	2007	2006
United States
Financing share – Ford, Lincoln and Mercury
Retail installment and lease	36%	43%
Wholesale	79	81
Europe
Financing share – Ford
Retail installment and lease	25%	25%
Wholesale	96	96

Contract Volume– New and used retail/lease (in thousands)
North America segment
United States	305	398
Canada	35	35
Total North America segment	340	433

International segment
Europe	185	185
Other international	59	65
Total International segment	244	250
Total contract volume	584	683

Borrowing Cost Rate**	6.0%	5.0%

Charge-offs (in millions)
On-Balance Sheet Receivables
Retail installment & lease	$102	$111
Wholesale	4	0
Other	1	—
Total charge-offs – on-balance sheet receivables	$107	$111

Total loss-to-receivables ratio	0.32%	0.34%

Managed Receivables***
Retail installment & lease	$120	$136
Wholesale	4	0
Other	1	—
Total charge-offs – managed receivables	$125	$136

Total loss-to-receivables ratio	0.34%	0.37%

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*	Continuing operations
**	On-balance sheet debt, includes the effect of interest rate swap agreements
***	See appendix for additional information

FORD MOTOR CREDIT COMPANY AND SUBSIDIARIES
APPENDIX

In evaluating Ford Motor Credit's financial performance, Ford Motor Credit management uses financial statements and other financial measures in accordance with Generally Accepted Accounting Principles (GAAP).  Included below are brief definitions of key terms, information about the impact of on-balance sheet securitization and a reconciliation of other measures to GAAP.

KEY TERMS:
•	Managed receivables: receivables reported on Ford Motor Credit's balance sheet and receivables Ford Motor Credit sold in off-balance sheet securitizations and continues to service
•
Charge-offs on managed receivables:  charge-offs associated with receivables reported on Ford Motor Credit's balance sheet and charge-offs associated with receivables that Ford Motor Credit sold in off-balance sheet securitizations and continues to service

IMPACT OF ON-BALANCE SHEET SECURITIZATION:  finance receivables (retail and wholesale) and net investment in operating leases reported on Ford Motor Credit's balance sheet include assets included in securitizations that do not qualify for accounting sale treatment. These assets are available only for repayment of the debt or other obligations issued or arising in the securitization transactions; they are not available to pay the other obligations of Ford Motor Credit or the claims of Ford Motor Credit's other creditors.  Debt reported on Ford Motor Credit's balance sheet includes obligations issued or arising in securitizations that are payable only out of collections on the underlying securitized assets and related enhancements.

RECONCILIATION OF MEASURES TO GAAP:

Managed Leverage Calculation	March 31,	December 31,
	2007	2006
	(in billions)
Total debt	$134.9	$139.7
Securitized off-balance sheet receivables outstanding	11.1	12.2
Retained interest in securitized off-balance sheet receivables	(0.9)	(1.0)
Adjustments for cash and cash equivalents, and marketable securities*	(15.6)	(21.8)
Fair value hedge accounting adjustments	(0.2)	(0.1)
Total adjusted debt	$129.3	$129.0

Total stockholder's equity (including minority interest)	$11.9	$11.8
Fair value hedge accounting adjustments	(0.4)	(0.5)
Total adjusted equity	$11.5	$11.3

Managed leverage (to 1) = adjusted debt / adjusted equity	11.2	11.4
Memo: Financial statement leverage (to 1) = total debt / stockholder's equity	11.3	11.9

Net Finance Receivables and Operating Leases	Managed Receivables
	On-Balance Sheet	Off-Balance Sheet	Total
March 31, 2007	(in billions)
Retail installment	$69.9	$11.1	$81.0
Wholesale	36.2	—	36.2
Other finance receivables	3.7	—	3.7
Net investment in operating leases	26.5	—	26.5
Total net finance receivables and operating leases	$136.3	$11.1	$147.4

December 31, 2006
Retail installment	$70.4	$12.2	$82.6
Wholesale	35.2	—	35.2
Other finance receivables	3.8	—	3.8
Net investment in operating leases	25.9	—	25.9
Total net finance receivables and operating leases	$135.3	$12.2	$147.5

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*
Excludes about $700 million of marketable securities related to insurance activities and at March 31, 2007 includes about $700 million of restricted cash related to on-balance sheet securitizations reported in Other assets on our financial statements